                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


Section 7.3 Indenture                                                            Distribution Date:        1/15/02
---------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      4,717,500.00
             Class B Note Interest Requirement                        279,708.54
             Class C Note Interest Requirement                        154,994.75
                       Total                                        5,152,203.29

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           5.55000
             Class B Note Interest Requirement                           5.79167
             Class C Note Interest Requirement                           2.29231

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          850,000,000
             Class B Note Principal Balance                           48,295,000
             Class C Note Principal Balance                           67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account            28,977,300.00

(v)     Required Owner Trust Spread Account Amount                 28,977,300.00



                                                By:
                                                             -------------------

                                                Name:        Patricia M. Garvey
                                                Title:       Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                                                                  Distribution Date:                 1/15/02
----------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                         0.00
             Class B Principal Payment                                         0.00
             Class C Principal Payment                                         0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                         0.00
             Class B Principal Payment                                         0.00
             Class C Principal Payment                                         0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                         1,247,984.79
             Class B Note Interest Requirement                           113,061.23
             Class C Note Interest Requirement                           169,962.35
                       Total                                           1,531,008.38

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                              1.66398
             Class B Note Interest Requirement                              1.80898
             Class C Note Interest Requirement                              2.11509

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                              750,000,000

             Class B Note Principal Balance                               62,500,000

             Class C Note Principal Balance                               80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                 8,928,570.00

(v)     Required Owner Trust Spread Account Amount                      8,928,570.00



                                                By:
                                                            --------------------

                                                Name:       Patricia M. Garvey
                                                Title:      Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2



Section 7.3 Indenture                                                            Distribution Date:                 1/15/02
----------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,446,831.75
             Class B Note Interest Requirement                        132,048.48
             Class C Note Interest Requirement                        200,072.15
                       Total                                        1,778,952.38

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.60759
             Class B Note Interest Requirement                           1.76065
             Class C Note Interest Requirement                           2.07481

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          900,000,000

             Class B Note Principal Balance                           75,000,000

             Class C Note Principal Balance                           96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,714,290.00

(v)     Required Owner Trust Spread Account Amount                 10,714,290.00


                                                By:
                                                             -------------------

                                                Name:        Patricia M. Garvey
                                                Title:       Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3



Section 7.3 Indenture                                                            Distribution Date:                 1/15/02
----------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,223,818.13
             Class B Note Interest Requirement                        113,061.23
             Class C Note Interest Requirement                        168,020.39
                       Total                                        1,504,899.75

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.63176
             Class B Note Interest Requirement                           1.80898
             Class C Note Interest Requirement                           2.09092

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000

             Class B Note Principal Balance                           62,500,000

             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00


                                                By:
                                                             -------------------

                                                Name:        Patricia M. Garvey
                                                Title:       Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1



Section 7.3 Indenture                                                            Distribution Date:                 1/15/02
----------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,170,826.52
             Class B Note Interest Requirement                        110,030.82
             Class C Note Interest Requirement                        169,199.45
                       Total                                        1,450,056.79

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.63981
             Class B Note Interest Requirement                           1.84926
             Class C Note Interest Requirement                           2.21176

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          714,000,000
             Class B Note Principal Balance                           59,500,000
             Class C Note Principal Balance                           76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)     Required Owner Trust Spread Account Amount                  8,500,000.00



                                               By:
                                                           --------------------

                                               Name:       Patricia M. Garvey
                                               Title:      Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2



Section 7.3 Indenture                                                            Distribution Date:                 1/15/02
----------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                        811,850.97
             Class B Note Interest Requirement                         75,708.59
             Class C Note Interest Requirement                        120,646.03
                       Total                                        1,008,205.60

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.62370
             Class B Note Interest Requirement                           1.81704
             Class C Note Interest Requirement                           2.25204

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          500,000,000

             Class B Note Principal Balance                           41,666,000

             Class C Note Principal Balance                           53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account             5,952,380.00

(v)     Required Owner Trust Spread Account Amount                  5,952,380.00



                                                By:
                                                            --------------------

                                                Name:       Patricia M. Garvey
                                                Title:      Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3



Section 7.3 Indenture                                                            Distribution Date:                  1/15/02
-----------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,187,568.13
             Class B Note Interest Requirement                        112,557.76
             Class C Note Interest Requirement                        177,730.20
                       Total                                        1,477,856.08

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.58342
             Class B Note Interest Requirement                           1.80092
             Class C Note Interest Requirement                           2.21176

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000

             Class B Note Principal Balance                           62,500,000

             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                               By:
                                                           ---------------------

                                               Name:       Patricia M. Garvey
                                               Title:      Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture                                                            Distribution Date:                  1/15/02
-----------------------------------------------------------------------------------------------------------------------------

(i)     Amount of Net Swap Payment                                          0.00
        Amount of Net Swap Receipt                                  2,483,180.70

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(iii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest                                  3,850,000.00
             Class B Note Interest                                    128,320.25
             Class C Note Interest                                    202,683.18
                       Total                                        4,181,003.42

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest                                       4.58333
             Class B Note Interest                                       1.83315
             Class C Note Interest                                       2.25204

(iv)    Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          840,000,000

             Class B Note Principal Balance                           70,000,000

             Class C Note Principal Balance                           90,000,000


(v)     Amount on deposit in Owner Trust Spread Account            10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                                By:
                                                            --------------------

                                                Name:       Patricia M. Garvey
                                                Title:      Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5



Section 7.3 Indenture                                                            Distribution Date:                  1/15/02
-----------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)     Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      2,025,564.45
             Class B Note Interest Requirement                        198,401.20
             Class C Note Interest Requirement                        314,899.76
                       Total                                        2,538,865.42

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.60759
             Class B Note Interest Requirement                           1.88954
             Class C Note Interest Requirement                           2.33259

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,260,000,000

             Class B Note Principal Balance                          105,000,000

             Class C Note Principal Balance                          135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00



                                                By:
                                                            ------------------

                                                Name:       Patricia M. Garvey
                                                Title:      Vice President